SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  July 29, 2003

                         ANIXTER INTERNATIONAL INC.
           (Exact Name of Registrant as Specified in its Charter)

          Delaware               1-5989              94-1658138
       (State or Other         (Commission          (IRS Employer
        Jurisdiction          File Number)       Identification No.)
      of Incorporation)

         2301 Patriot Boulevard
           Glenview, Illinois                     60025
    (Address of Principal Executive             (Zip Code)
                Offices)

       Registrant's telephone number, including area code:  224-521-8000






   Item 7.   Financial Statements and Exhibits

        (c)  Exhibits.

             Exhibit
             Number         Description
             -------        -----------

             99.1 Press Release, dated July 29, 2003, issued by Anixter International Inc.



   Item 12.  Results of Operations and Financial Condition.

   On July 29, 2003, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended July 4, 2003. The Company's press release, dated July 29, 2003, is attached as Exhibit 99.1






                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ANIXTER INTERNATIONAL INC.


   Date:     July 30, 2003            By: /s/ Dennis Letham
					  ------------------------------
                                          Dennis Letham
                                          Senior Vice President-Finance
                                          and Chief Financial Officer





                                EXHIBIT INDEX

    Exhibit No.     Description
    -----------     -----------

    99.1            Press Release, dated July 29, 2003, issued by
                    Anixter International Inc.